Exhibit 23(i)6








                                   LAW OFFICES
                                 RUDNICK & WOLFE
                A PARTNERSHIP INCLUDING PROFESSIONAL CORPORATIONS
                             101 EAST KENNEDY BLVD.
                                   SUITE 2000
                           TAMPA, FLORIDA 33602-5133
                            TELEPHONE (813) 229-2111
                            FACSIMILE (813) 229-1447

                                February 26, 1999



First Investors Management Company, Inc.
95 Wall Street
New York, New York 10005-4297

                        RE: First Investors Multi-State Insured Tax Free Fund
                            -------------------------------------------------

Gentlemen:

      We hereby consent to the use of our name and the reference to our firm in Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of First Investors Multi-State Insured Tax Free Fund and the related Prospectus.

                                                   Very truly yours,

                                                   RUDNICK & WOLFE
                                                   /s/ David A. Beyer
                                                   David A. Beyer